Ameristock Mutual Fund, Inc.

SUPPLEMENT DATED JULY 8, 2003,

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED OCTOBER 15, 2002

This supplement provides new information beyond that contained in the SAI and should be read in conjunction with such SAI.

The first paragraph on page 14 of the SAI (under the heading “NET ASSET VALUE”) is deleted in its entirety and the following language is inserted:

“For securities that are traded on NASDAQ, the NASDAQ Official Closing Price is used.  All non-NASDAQ equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the NYSE.  If a non-exchange listed security does not trade on a particular day, or if a last sales price or Official Closing Price is not available, then the mean between the closing bid and asked price will be used. If no reliable market value can be determined for a non-exchange listed security under this paragraph, a “fair value” will be determined as described below.”